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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 15, 2002
                                                        ----------------

                            ADMIRALTY BANCORP, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)

           Delaware                    0-24891                 65-0405207
 ----------------------------        -----------           -------------------
 (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

                  4400 PGA Boulevard
             Palm Beach Gardens, Florida                         33410
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      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code (561) 624-4701
                                                          --------------

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Item 5.  Other events.
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         The Registrant issued a press release on January 15, 2002 announcing its results for year end and fourth quarter of 2001.

Item 7.  Exhibits.
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         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.     Description
         -----------     -----------

         99 Press Release dated January 15, 2002 announcing the Registrant's results for the year end and fourth quarter of 2001.
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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934,
Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ADMIRALTY BANCORP, INC.
                                             -----------------------
                                               (Registrant)



Dated:  January 16, 2002                     By: /s/ WARD KELLOGG
                                                 ------------------------------
                                                 WARD KELLOGG
                                                 President and Chief Executive
                                                  Officer
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                                 EXHIBIT INDEX
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                          CURRENT REPORT ON FORM 8-K
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Exhibit No.         Description                                  Page No.
-----------         -----------                                  --------

99                  Press Release dated January 15, 2002         5 - 7
                    announcing the Registrant's results for
                    the year end and fourth quarter of 2001.